Exhibit 32.1, 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned Interim Chief Executive Officer of Point of Care Nano-technology, Inc. (the “Company”), DOES HEREBY CERTIFY that:

1.       The Company’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2022 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 14th day of June, 2022.

/s/ Nicholas DeVito
Nicholas DeVito
Chief Executive Officer (Principal Executive and Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Point of Care Nano-Technology, Inc. and will be retained by Point of Care Nano-Technology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.